                                                                    EXHIBIT 99.2


EXISTING STRUCTURE
(simplified)


                                                 _______________________________
                                                 |              REI            |
                                                 |                             |
                                                 |        HL&P Division:       |
                                                 |  Generation ("ERCOT Genco") |
                                                 |   Distribution ("WiresCo")  |
                                                 |            Retail           |
                                                 |_____________________________|
                                                                |
               ____________________________________________________________________________________________________
               |                                 |                          |                 |                   |
               |                                 |                          |                 |                   |
     ___________________________           _______________            ______________     ______________     ____________
     |                         |           |   Telecom   |            | FinanceCos |     |  Resources |     |   Latin  |
     |          (REPG)         |           |      &      |            |            |     |  (Formerly |     |  America |
     |  Unregulated Generation |           |  E-Business |            |            |     |   NorAm)   |     |          |
     |_________________________|           |_____________|            |____________|     |____________|     |__________|
                             |                                                                 |
            _______________________________________                                            |
             |               |                    |                                            |
     _____________      ______________       ______________                              ______________
     |    Other  |      |  Wholesale |       |   RE Mid   |                              |   (RES)    |
     |  Merchant |      |   Europe   |       |  Atlantic  |                              |  Trading   |
     |   Plants  |      |            |       |   (Sithe)  |                              |     &      |
     |           |      |            |       |            |                              | Marketing  |
     |___________|      |____________|       |____________|                              |____________|

___________________________________________________________________________________________________________________________________


PROPOSED BUSINESS SEPARATION PLAN
(simplified)

                                                                                    ________________________________________
                                                                                    |      Regulated Holding Company       |
                                                                                    |                                      |
                      ___________________________________                           |   (Will assume all former non-FMB    |
                      |   Unregulated Holding Company   |                           |         debt of REI and HL&P)        |
                      |_________________________________|                           |______________________________________|
                                      |                                                                |
        ____________________________________________________                      ______________________________________
        |                   |                 |            |                      |        |        |                  |
  ________________    ______________    ______________   ____________          __________  |  ______________      ____________
  |    (REPG)    |    |  Telecom   |    |    (RES)   |   |  Retail  |          |  ERCOT |  |  |  Resources |      |   Latin  |
  |  Unregulated |    |     &      |    |   Trading  |   | Electric |          |  Genco |  |  |  (formerly |      |  America |
  |  Generation  |    | E-Business |    |      &     |   | Provider |  --------|        |  |  |   NorAm)   |      |          |
  |              |    |            |    |  Marketing |   |          |  |       |        |  |  |            |      |          |
  |______________|    |____________|    |____________|   |__________|          |________|  |  |____________|      |__________|
         |                                                             |                   |
         ____________________________________________________                              |
         |              |                |                  |          |                   |
  _____________   ______________   _____________  -----------------------  ____________________________  ___________________________
  |    Other  |   |  Wholesale |   |   RE Mid  |  |     ERCOT Genco     |  |       REI (WiresCo)      |  |        FinanceCos       |
  |  Merchant |   |   Europe   |   |  Atlantic |    (option exercisable    |                          |  |                         |
  |   Plants  |   |            |   |  (Sithe)  |  |      in 2004)       |  |   Remaining debt: FMBs   |  |   (Debt is expected to  |
  |___________|   |____________|   |___________|  -----------------------  |  (including obligations  |__|   be refinanced at the  |
                                                                           |    under FMBs securing   |  |     Regulated Holding   |
                                                                           |      PCBs and MTNs)      |  |        Company by       |
                                                                           |                          |  |      December 2002)     |
                                                                           |__________________________|  |_________________________|


Definitions:    FMBs:  First Mortgage Bonds
                PCBs:  Pollution Control Bonds
                MTNs:  Medium Term Notes